LOOMIS SAYLES INSTITUTIONAL FUNDS

Supplement dated October 14, 2008, to the Loomis Sayles Institutional Funds Statement of Additional Information dated February 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph within the section “Portfolio Holdings” is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings information for non-investment purposes, Ernst & Young, LLP receives holdings information (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND—CLASS J

LOOMIS SAYLES RETAIL INCOME FUNDS

LOOMIS SAYLES RETAIL EQUITY FUNDS

LOOMIS SAYLES SECURTIZED ASSET FUND

Supplement dated October 14, 2008, to the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund Statement of Additional Information, Loomis Sayles Investment Grade Bond Fund—Class J Statement of Additional Information and Loomis Sayles Retail Funds Statement of Additional Information each dated February 1, 2008, each as may be revised or supplemented from time to time.

Effective immediately, the third paragraph within the section “Portfolio Holdings Information” is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings information for non-investment purposes, Ernst & Young, LLP receives holdings information (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns.